UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

BYRNA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-132456	71-1050654
(Commission File Number)	(IRS Employer Identification No.)

100 Burtt Road, Suite 115
Andover, MA 01810
(Address and Zip Code of principal executive offices)

(978) 868-5011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	BYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2026, in connection with a restructuring of the sales and marketing organization of Byrna Technologies Inc. (the “Company”), Luan Pham ceased serving as President of the Company and his employment with the Company ended (the “Separation Date”). Mr. Pham’s employment terminated without cause, as such term is defined in the Company’s Executive Severance Plan and Mr. Pham’s offer letter, and his departure was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Company expects to enter into a separation agreement with Mr. Pham. If and when the agreement is entered into, the material terms will be described in an amendment to this Current Report on Form 8-K.

Effective as of the Separation Date, the Board of Directors of the Company appointed Conn Davis, the Company’s current Chief Executive Officer, to additionally serve as President of the Company. Information regarding Mr. Davis’s business experience and existing compensation arrangements is set forth in Item 10 of the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended November 30, 2025, filed with the Securities and Exchange Commission on March 30, 2026, and is incorporated herein by reference. There are no arrangements or understandings between Mr. Davis and any other person pursuant to which he was appointed President, no family relationships requiring disclosure under Item 401(d) of Regulation S-K, and no transactions involving Mr. Davis requiring disclosure under Item 404(a) of Regulation S-K. Mr. Davis will not receive any additional compensation in connection with his service as President of the Company.

Item 7.01	Regulation FD Disclosure.

On June 15, 2026, the Company issued a press release announcing the restructuring of the Company’s sales and marketing organization and the departure of Mr. Pham. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Byrna Technologies Inc., dated June 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.

Date: June 15, 2026	By:	/s/ Laurilee Kearnes
Name: Laurilee Kearnes
Title: Chief Financial Officer